UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2025

Monogram Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3913 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2025, Monogram Technologies Inc., a Delaware corporation (the “Company” or “Monogram”), held a special meeting of common stockholders (the “Special Meeting”). The Company filed its definitive proxy statement (the “Proxy Statement”) for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on August 28, 2025.

As of the close of business on August 14, 2025, the record date for the Special Meeting, there were 40,632,367 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 26,924,769 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.        Proposal to adopt the Agreement and Plan of Merger, dated as of July 11, 2025, by and among the Company, Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), a Delaware corporation, and Honey Badger Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Zimmer Biomet, as amended by that certain First Amendment to Agreement and Plan of Merger, dated August 27, 2025, by and between the Company and Zimmer Biomet, pursuant to which and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Zimmer Biomet, as described in the Proxy Statement (the “Merger Proposal”).

Set forth below are the voting results for the Merger Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 63.95% of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,982,633	862,971	78,119	0

2.        In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are insufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”) as described in the Proxy Statement. As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

The closing of the Merger remains subject to the satisfaction or waiver of other customary closing conditions, including, without limitation, the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction of the remaining closing conditions, the Company continues to expect to consummate the Merger in the second half of 2025.

 Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or any variations of such words or other words with similar meanings. Any statements about Zimmer Biomet’s, the Company’s or the surviving corporation’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond Zimmer Biomet’s, the Company’s and the surviving corporation’s control. Zimmer Biomet’s, the Company’s and the surviving company’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the Merger, including future financial and operating results and the surviving company’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, (i) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including the possibility that the Merger does not close; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances which would require the Company to pay a termination fee; (iii) risks related to the ability to realize the anticipated benefits of the Merger, including the possibility that the expected benefits from the Merger will not be realized or will not be realized within the expected time period; (iv) the risk that the businesses will not be integrated successfully; (v) risks relating to changing demand for the Company’s existing products; (vi) risks relating to the achievement, in part or at all, of the revenue and other milestones necessary for the payment of any contingent value rights; (vii) disruption from the Merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and the Company’s ability to attract, motivate or retain key executives, employees and other associates; (viii) risks related to the Merger diverting the Company’s management’s attention from ongoing business operations; (ix) negative effects of the announcement or the consummation of the Merger on the market price of the Company common stock and on the Company’s operating results; (x) significant transaction costs; (xi) unknown liabilities; (xii) the risk of litigation, including stockholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the Merger; and (xiii) (A) other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), (B) other risks and uncertainties discussed in the Company’s definitive proxy statement relating to the Merger, and (C) other risk factors identified from time to time in other filings with the SEC.

The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation. Forward-looking statements included in this report are made as of the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM TECHNOLOGIES INC.

Dated: September 30, 2025	By:	/s/ Benjamin Sexson
Name: Benjamin Sexson
Title: Chief Executive Officer